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                                                                   Exhibit 3.81

                                     BYLAWS

                                       OF

                        COORDINATED HEALTH SERVICES, INC.

                                    ARTICLE I

                                     OFFICES

     1.01. The registered agent and office of COORDINATED HEALTH SERVICES, INC. (the "Corporation") shall be such registered agent and office as shall from time to time be established pursuant to the articles of incorporation, as amended from time to time, of the Corporation (the "Charter") or by resolution of the Board of Directors of the Corporation (the "Board").

     1.02. The Corporation may also have offices at such other places both within and without the State of Pennsylvania as the Board may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     2.01. Meetings of Shareholders of the Corporation (the "Shareholders") for any purpose may be held at such place, within or without the State of Pennsylvania, as shall be fixed from time to time by the Board, or, if the Board has not so specified, then at such place as may be fixed by the person or persons calling the meeting.

     2.02. An annual meeting of the Shareholders shall be held at such date and time as shall be fixed from time to time by the Board, at which they shall elect a Board, and transact such other business as may properly be brought before the meeting.

     2.03. At least ten days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at said meeting arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books. Such list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any Shareholder who may be present.

     2.04. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute, the Charter, or these bylaws, may be called by the President, a

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majority of the Board, or the holders of not less than ten percent of all the shares entitled to vote at the meetings. Business transacted at all special meetings shall be confined to the objects stated in the notice of the meeting.

     2.05. Written or printed notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall Bylaws be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each Shareholder of record entitled to vote at the meeting.

     2.06. The holders of a majority of the shares of the Corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by statute, the Charter, or these bylaws. If, however, such quorum shall not be present or represented at any meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or represented by proxy, shall nevertheless have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At an adjourned session at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     2.07. When a quorum is present at any meeting, the vote of the holders of a majority of the shares of the Corporation having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of any applicable statute, the Charter, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The Shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

     2.08. Each outstanding share of the Corporation, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders, unless otherwise provided by statute or the Charter. At any meeting of the Shareholders, every Shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such Shareholder or by his or her duly authorized attorney-in-fact, such writing bearing a date not more than eleven months prior to said meeting, unless said instrument provides for a longer period. Such proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting need not be by written ballot unless required by the Charter or by vote of the Shareholders present at the meeting.

     2.09. The Board may fix in advance a record date for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such record date to be not less than ten nor more than sixty days prior to such meeting, or the Board may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board, the date upon which the notice of the meeting is mailed shall be the record date.


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     2.10. Any action required by statute to be taken at a meeting of the
Shareholders, or any action which may be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of Shareholders.

     2.11. Subject to the provisions required or permitted by statute or the Charter for notice of meetings, Shareholders may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE III

                                    DIRECTORS

     3.01. The business and affairs of the Corporation shall be managed by the Board who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Charter or by these bylaws directed or required to be exercised or done by the Shareholders.

     3.02. The initial Board shall be as stated in the Charter. Thereafter, the number of directors which shall constitute the full Board shall be as determined from time to time by resolution of the Board or by the Shareholders at the annual meeting or a special meeting called for that purpose, but no decrease shall have the effect of shortening the term of an incumbent director. Directors need not be Shareholders or residents of the State of Pennsylvania. The directors shall be elected at the annual meeting of the Shareholders, except as hereinafter provided, and each director elected shall hold office until his or her successor shall be elected and shall qualify.

     3.03. At any meeting of Shareholders called expressly for such purpose, any director or the entire Board may be removed, with or without cause, by vote of the holders of a majority of the shares of the Corporation then entitled to vote at an election of directors. If any vacancies occur in the Board caused by death, resignation, retirement, disqualification, or removal from office of any director or otherwise, a majority of the directors then in office, though less than a quorum, may choose a successor or successors or a successor or successors may be chosen at a special meeting of Shareholders called for that purpose; and each successor director so chosen shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or special meeting of Shareholders called for that purpose or may be filled by the Board for a term of office continuing only until the next election of one or more directors by the Shareholders.


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     3.04. Whenever the holders of any class or series of shares of the
Corporation are entitled to elect one or more directors by the provisions of the Charter, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Charter.

     3.05. At each election for directors, every Shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by such Shareholder for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by his shares shall equal, or by distributing such votes on the same principle.

                         Executive and Other Committees

     3.06. The Board, by resolution adopted by a majority of the Board, may designate from among its members an executive committee and one or more other committees, each of which shall be comprised of one or more members and, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board, including the authority to declare dividends and to authorize the issuance of shares of the Corporation, to the extent permitted by law. Committees shall keep regular minutes of their proceedings and report the same to the Board when required.

                              Meetings of Directors

     3.07. The directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Pennsylvania.

     3.08. The first meeting of each newly elected Board shall be held without further notice immediately following the annual meeting of Shareholders, and at the same place, unless by unanimous consent of the directors then elected and serving such time or place shall be changed.

     3.09. Regular meetings of the Board may be held without notice at such time and place as shall from time to time be determined by the Board.

     3.10. Special meetings of the Board may be called by the President on two days' notice to each director, either personally or by mail, telecopy, or overnight courier; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of a majority of the directors. Except as may be otherwise expressly provided by statute, the Charter, or these bylaws, neither the business to be transacted at, nor the purpose of, any special meeting needs to be specified in a notice or waiver of notice.


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     3.11. At all meetings of the Board the presence of a majority of the full
Board shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute or by the Charter or by these bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     3.12. Any action required or permitted to be taken at a meeting of the Board or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting.

     3.13. Subject to the provisions required or permitted by statute or the Charter for notice of meetings, members of the Board, or members of any committee designated by the Board, may participate in and hold a meeting of the Board or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                            Compensation of Directors

     3.14. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                     NOTICES

     4.01. Whenever under the provisions of any applicable statute, the Charter or these bylaws, notice is required to be given to any director or Shareholder, and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given by mail, postage prepaid, addressed to such director or Shareholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same shall be thus deposited in the United States mails as aforesaid.

     4.02. Whenever any notice is required to be given to any Shareholder or director of the Corporation under the provisions of any applicable statute, the Charter or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be deemed equivalent to the giving of such notice.


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                                    ARTICLE V

                                    OFFICERS

     5.01. The officers of the Corporation shall be elected by the directors and shall include a Chairman of the Board, a President, a Treasurer and a Secretary. The Board may also, at its discretion, elect a Vice Chairman of the Board, one or more Executive Vice Presidents or Vice Presidents and a Treasurer. Such other officers, including assistant officers, and agents as may be deemed necessary may be elected or appointed by the Board. Any two or more offices may be held by the same person.

     5.02. The Board at its first meeting after each annual meeting of Shareholders shall choose a Chairman of the Board and, at its discretion, a Vice Chairman of the Board, from its members; and a President, a Treasurer, a Secretary, and such other officers, including assistant officers, and agents as may be deemed necessary, none of whom need be a member of the Board.

     5.03. The Board may appoint such other officers and agents as it shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     5.04. The salaries of all officers and agents of the Corporation shall be fixed by the Board. Unless so fixed by the Board each officer of the Corporation shall serve without remuneration.

     5.05. Each officer of the Corporation shall hold office until his successor is chosen and qualified in his stead or until his death or until his resignation or removal from office. Any officer or agent elected or appointed by the Board may be removed at any time by the Board, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board.

                              Chairman of the Board

     5.06. The Chairman of the Board shall preside at all meetings of the shareholders and the Board. He shall be ex-officio a member of all standing committees. The Chairman shall have such other and further responsibility as may from time-to-time be assigned by the Board.

                             Chief Executive Officer

     5.07. The Board may by resolution designate one of the executive officers enumerated in Section 5.01 to serve as Chief Executive Officer.

                           Vice-Chairman of the Board


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     5.08. The Vice-Chairman of the Board shall have duties assigned by the
Board and shall preside in the absence of the Chairman, at all meetings of the Shareholders and the Board. He shall be ex-officio a member of all standing committees.

                                  The President

     5.09. The President shall be the chief operating and executive officer of the Corporation, shall have the general powers and duties of oversight, supervision and management of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. He shall be an ex-officio member of all standing committees of the Board.

                     The Secretary and Assistant Secretaries

     5.10. The Secretary shall attend all sessions of the Board and all meetings of the Shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision the Secretary shall be.

     5.11. Each Assistant Secretary shall have such powers and perform such duties as the Board may from time to time prescribe or as the President may from time to time delegate.

                                  The Treasurer

     5.12. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board.

     5.13. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the directors, at the regular meetings of the Board, or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board may prescribe or as the President may from time to time delegate.

     5.14. If required by the Board, the Treasurer shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

     5.15. Each Assistant Treasurer shall have such powers and perform such duties as the Board may from time to time prescribe or as the President may from time to time delegate.


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                                  Other Offices

     5.16. Any Executive Vice President, Vice President, or other officer elected by the Board shall have such powers and perform such duties as the Board may from time to time prescribe or as the President may from time to time delegate.

                                   ARTICLE VI

                        CERTIFICATES REPRESENTING SHARES

     6.01. Certificates in such form as may be determined by the Board shall be delivered representing all shares to which Shareholders are entitled. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the name of the Corporation, the name to whom the certificate is issued, the number and class of shares and the designation of the series, if any, which such certificate represents, the par value of such shares or a statement that such shares are without par value, and that the Corporation is organized under the laws of Pennsylvania. Each certificate shall be signed by either the President or any Vice President then in office and by either the Secretary, an Assistant Secretary, or any Treasurer then in office, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, other than the Corporation or an employee of the Corporation, the signature of any such officer of the Corporation may be a facsimile. Whenever the Corporation shall be authorized to issue more than one class of stock, there shall be (1) set forth conspicuously upon the face or back of each certificate a full statement of (a) all of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and (b) if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each series so far as the same have been fixed and determined and the authority of the Board to fix and determine the relative rights and preferences of subsequent series; or (2) stated conspicuously on the face or back of the certificate that (a) such a statement is set forth in the Charter on file in the office of the Secretary of State of Pennsylvania and (b) the Corporation will furnish a copy of such statement to the record holder of the certificate without charge upon request to the Corporation at its principal place of business or registered office. Whenever the Corporation by the Charter has limited or denied the preemptive rights of Shareholders to acquire unissued or treasury shares of the Corporation, each certificate (1) shall conspicuously set forth upon the face or back of such certificate a full statement of the limitation or denial of preemptive rights contained in the Charter, or (2) shall conspicuously state on the face or back of the certificate that (a) such statement is set forth in the Charter on file in the office of the Secretary of State of Pennsylvania and (b) the Corporation will furnish a copy of such statement to the record holder of the certificate without charge upon request to the Corporation at its principal place of business or registered office. If any restriction on the transfer or the registration of the transfer of shares shall be imposed or agreed to by the Corporation, as permitted by law, each certificate representing shares so restricted (1) shall conspicuously set forth a full or summary statement of the restriction on the face of the certificate, or (2) shall set forth such statement on the back of the certificate and conspicuously refer to the same on the face of the certificate, or (3) shall conspicuously state on the face or back of the certificate that


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such a restriction exists pursuant to a specified document and (a) that the
Corporation will furnish to the record holder of the certificate without charge upon written request to the corporation at its principal place of business or registered office a copy of the specified document, or (b) if such document is one required or permitted to be and has been filed under the Pennsylvania Corporation Act, that such document is on file in the office of the Secretary of State of Pennsylvania and contains a full statement of such restriction.

                                Lost Certificates

     6.02. The Board may direct a new certificate representing shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                               Transfer of Shares

     6.03. Upon presentation to the Corporation or the transfer agent of the Corporation with a request to register the transfer of a certificate representing shares duly endorsed and otherwise meeting the requirements for transfer specified by Pennsylvania law, it shall be the duty of the Corporation or the transfer agent of the Corporation to register the transfer as requested.

                             Registered Shareholders

     6.04. Prior to due presentment for transfer, the Corporation may treat the registered owner of any share or shares of stock as the person exclusively entitled to vote, to receive notifications, and otherwise to exercise all rights and powers of an owner.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    Dividends

     7.01. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Charter, if any, may be declared by the Board at any regular or special meeting of the Board or by any committee of the Board so authorized. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of any applicable statute or the Charter. The Board may fix in advance a record date for the purpose of determining Shareholders entitled to receive payment of any dividend, such record date to be not more than fifty days prior to the payment date of such dividend, or the Board may close the stock transfer books for such purpose for a period of not more than fifty days prior to the payment date of such dividend. In


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the absence of any action by the Board, the date upon which the Board adopts the resolution declaring such dividend shall be the record date.

                                    Reserves

     7.02. There may be created by resolution of the Board out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     Checks

     7.03. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

                       Execution of Contracts, Deeds, Etc.

     7.04. The Board may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

                                   Fiscal Year

     7.05. The fiscal year of the Corporation shall be fixed by resolution of the Board.

                              Voting of Securities

     7.06. Unless otherwise directed by the Board, the President shall have full power and authority on behalf of the Corporation to attend, vote and act, and to execute and deliver in the name and on behalf of the Corporation a proxy authorizing an agent or attorney-in-fact for the Corporation to attend, vote and act, at any meeting of security holders of any corporation in which the Corporation may hold securities and to execute and deliver in the name and on behalf of the Corporation any written consent of security holders in lieu of any such meeting, and at any such meeting he, or the agent or the attorney-in-fact duly authorized by him, shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation as the owner thereof might have possessed or exercised if present. The Board may by resolution from time to time confer like power upon any other person or persons.

                                 Indemnification

     7.07 (a) Subject to any limitation which may be contained in the Charter, the Corporation shall to the full extent permitted by law, indemnify any person who was, is, or is threatened to be made a named defendant or respondent to any threatened, pending, or completed


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action, suit, or proceeding, whether civil, criminal, arbitral, administrative, or investigative, any appeal in such action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, because such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit, or proceeding. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an individual did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) Subject to any limitation which may be contained in the Charter, the Corporation shall, to the full extent permitted by law, pay or reimburse on a current basis the expenses incurred by any person described in subsection (a) of this Section 7.07 in connection with any such action, suit, or proceeding in advance of the final disposition thereof; if the Corporation has received (i) a written affirmation by the recipient of his good faith belief that he has met the standard of conduct necessary for indemnification and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not satisfied such standard of conduct or if indemnification is prohibited by law.

     (c) If required by law at the time such payment is made, any payment of indemnification or advance of expenses to a director shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next Shareholder's meeting or with or before the next submission to Shareholders of a consent to action without a meeting, within the 12-month period immediately following the date of the indemnification or advance.

     (d) The Corporation may purchase and maintain insurance on behalf of any person who, is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him against that liability under this article, subject to any restrictions imposed by law. The Corporation may create a trust fund, establish any form of self-insurance, grant a security interest or other lien on the assets of the Corporation, or use other means (including, without limitation, a letter of credit, guarantee or surety arrangement) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

     (e) The rights provided under this Section 7.07 shall not be deemed exclusive of any other rights permitted by law to which such person may be entitled under any provision of the Charter, a resolution of Shareholders or directors of the Corporation, an agreement or otherwise,


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and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. The rights provided in this Section 7.07 shall be deemed to be provided by a contract between the Corporation and the individuals who serve in the capacities described in subsection (a) hereof at any time while these bylaws are in effect, and no repeal or modification of this
Section 7.07 by the Shareholders shall adversely affect any right of any person otherwise entitled to indemnification by virtue of this Section 7.07 at the time of such repeal or modification.

                                  ARTICLE VIII

                                   AMENDMENTS

     8.01. The Board may amend or repeal these bylaws or adopt new bylaws, unless:

          (1) the Charter or statute reserves the power exclusively to the Shareholders in whole or part; or

          (2) the Shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board may not amend or repeal such bylaw.

     8.02. Unless the Charter or a bylaw adopted by the Shareholders provides otherwise as to all or some portion of the Corporation's bylaws, the Shareholders may amend, repeal, or adopt bylaws of the Corporation even though such bylaws may also be amended, repealed or adopted by the Board.


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

                    PROFESSIONAL REIMBURSEMENT SERVICES, INC.

                                     BY-LAWS

                               ARTICLE I. Offices.

     1.1 Principal Office. The Corporation may have offices at such places as the Board of Directors may, from time to time, appoint or as the business of the Corporation may require. The principal office of the Corporation may be changed and need not be the registered office of the Corporation.

     1.2 Registered Office. The Corporation shall have and continuously maintain within the Commonwealth a registered office which may, but need not, be the same as its principal office.

                            ARTICLE II. Shareholders.

     2.1 Annual Meeting. The annual meeting of the shareholders shall be held on the first Tuesday of November, in each year commencing in 1992, at 10 o'clock A.M. local time or on such other date and at such other time within any particular calendar year as the Board of Directors may adopt. The adoption of such other date or time shall be promptly recorded with the Secretary of the Corporation. If the day fixed for the annual meeting shall be a legal holiday in the Commonwealth of Pennsylvania, such meeting shall be held on the next succeeding business day. If the annual meeting has not been held within six (6) months of such designated date, any shareholder may call such meeting at any time thereafter.

     At the annual meeting, the shareholders shall elect Directors for the ensuing year and may transact such other business as may properly come before the meeting.

     2.2 Special Meetings. Special meetings of the shareholders may be called at any time by the Board of Directors, by the shareholders entitled to cast at least one-fifth (1/5) of the votes which all shareholders are entitled to cast at the particular meeting or by the Chairman of the Board, if any, or the President of the Company. Upon written request of any person or persons who have duly called a special meeting, the Secretary shall fix the date of the meeting to be held not more than sixty (60) days after receipt of the request and give due notice thereof to the shareholders entitled to vote thereat. If the Secretary shall neglect or refuse to fix such date or give such notice, the person or persons calling the meeting may do so.

     2.3 Place of Meeting. The Board of Directors may designate any place, either within, or without the Commonwealth of Pennsylvania, as the place of meeting for shareholders. If no designation is made by the Board of Directors, the place of meeting shall be at the principal office of the Corporation in the Commonwealth of Pennsylvania.

     2.4 Notice of Meeting. Written notice shall, unless otherwise provided by statute, be given by, or at the direction of, the Secretary or, in the event the Secretary neglects or refuses to call such meeting, by any person designated by the Board of Directors or by any person authorized to call the meeting, to each shareholder entitled to vote at the meeting who is a shareholder as of the record date as provided in Section 2.6 hereof, not less than ten (10) days prior to the day named for a meeting called to consider a fundamental change under Chapter 19 of the Business Corporation Law of 1988 or not less than five (5) days prior to the day named for a meeting in any other case, either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier to the address (or to the telex, TWX, telecopier or telephone number) of the shareholder appearing on the books of the Corporation, or supplied by the shareholder to the Corporation for the purpose of notice. Such notice shall state the place, date and hour of the meeting, and shall contain such other information as required by statute. No notice shall be required to be given (i) to any shareholder with whom the Corporation has been unable to communicate for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the Corporation with a current address or (ii) when notice is otherwise not required by statute.

     2.5 Time of Notice. Any notice to a shareholder required hereunder shall be deemed to have been given to such shareholder entitled thereto (a) if sent by mail, telegraph or courier service, when deposited in the United States mail or with a telegraph office or courier service for delivery, (b) sent by telex, TWX or telecopier, when dispatched, or (c) when delivered personally.

     2.6 Waiver of Notice. Whenever notice is required to be given, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before or after the time stated, shall be deemed equivalent to the giving of such notice. Except for a special meeting for which a waiver shall state the general nature of the business to be transacted, the waiver need not set forth the business or purpose of the meeting. Attendance of a person at any meeting, either in person or by proxy, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express and stated purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

     2.7 Record Date. The Board of Directors may fix in advance a date as the record date for the determination of shareholders entitled to notice of, or to vote at, any meeting of shareholders, or shareholders entitled to receive payment of any dividend or distribution, or in order to make a determination of shareholders for any other proper purpose, such date in each such case (except in the case of any adjourned meeting) to be not more than ninety (90) days prior to the date for which such determination of shareholders is necessary or proper. When a determination of shareholders of record has been made as provided herein for purposes of a meeting, the determination shall apply to any adjournment thereof unless the board fixes a new record date for the adjourned meeting, in which case such record date shall not be more than ninety (90) days prior to the date for such adjourned meeting. If no record date is fixed for the determination of shareholders entitled to receive notice of, or to vote at, a meeting of shareholders, the record date shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. The record date for determining shareholders entitled to express consent or dissent to corporate action in writing without a meeting, when prior action by the Board of Directors is not necessary, shall be the close of business on the day on which the first written consent or dissent is filed with the secretary of the Corporation. The record date for determining shareholders for any other purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto. The Board of Directors may, from time to time, adopt a procedure whereby a shareholder may certify in writing to the Corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons.

     2.8 Voting List. The officer or agent having charge of the transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting.

     2.9. Quorum. A meeting of the shareholders duly called shall not be organized for the transaction of business unless a quorum is present. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter. The shareholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a meeting cannot be organized because a quorum is not present, those present may, except as otherwise provided by law or these Bylaws, adjourn the meeting to such time and place as they may determine.

     Those shareholders entitled to vote who attend a meeting called for the election of directors that has been previously adjourned for lack of a quorum, although less than a quorum as herein required, shall nevertheless constitute a quorum for the purpose of electing directors. Those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, although less than a quorum as herein required, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

     Shareholders shall be deemed present at a meeting of shareholders if by means of conference telephone or similar communications equipment all persons participating in the meeting can hear each other.

     2.10 Acts of Shareholders. Unless a greater or different vote shall be required as to a particular matter by the Articles of Incorporation or by these ByLaws or by applicable statute, an action shall be authorized by a majority of the votes cast at a duly organized meeting of shareholders by the holders of shares entitled to vote thereon.

     2.11 Adjournment. Adjournments of any regular or special meeting may be taken but any meeting at which directors are to be elected shall be adjourned only from day to day, or for such longer periods, not to exceed fifteen (15) days each, as directed by the shareholders present in person or by proxy until the directors have been elected.

     2.12 Proxies. Every shareholder entitled to vote on a particular matter at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. For purposes of these Bylaws, the presence of, or vote or other action at a meeting of shareholders, or the expression of consent or dissent to corporate action by a proxy of a shareholder shall constitute the presence of, or vote or action, or written consent or dissent of such shareholder. Every proxy shall be executed in writing by the shareholder, or by his duly authorized attorney in fact. Such proxies shall be filed with the Secretary of the Corporation before or at the time of the meeting. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of the proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation. An unrevoked proxy shall not be valid after three (3) years from the date of its execution unless a longer time is expressed therein.

     2.13 Voting Rights. Unless otherwise provided in the Articles of Incorporation, every shareholder of the Corporation shall be entitled to vote at a meeting of the shareholders.

     2.14 Nomination of Directors. Nominations for election as a Director at an annual or special meeting of shareholders shall be made by the Board of Directors, or by the Executive Committee, or by petition in writing delivered to the Secretary of the Corporation on or before (i) the thirty-fifth (35th) day prior to such shareholders' meeting or (ii) the tenth (10th) day after the record date for such shareholders' meeting, whichever is later, signed by the record holders of shares representing at least one percent (1%) of the votes entitled to be cast in the election of Directors at such shareholders' meeting. Unless nominations shall have been made as aforesaid, they shall not be considered at such shareholders' meeting unless the number of persons nominated as aforesaid shall be fewer than the number of persons to be elected to the office of Director at such meeting, in which event nominations may be made at the shareholders' meeting by any person entitled to vote in the election of Directors.

     2.15 Election by Ballot. The election of Directors need not be by ballot except upon demand in writing before the voting begins by a shareholder entitled to vote at such election.

     2.16 Judges of Election. In advance of any meeting of shareholders, the Board of Directors may appoint Judges of Election, who need not be shareholders, to act at such meeting or any adjournment thereof. If Judges of Election are not so appointed, the presiding officer of the meeting may, and on the request of any Shareholder shall, appoint Judges of Election at the meeting. The number of Judges shall be one or three. A person who is a candidate for office to be filled at the meeting shall not act as a judge. The Judges of Election shall determine the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum, the authenticity, validity and effect of proxies; receive votes or ballots; hear and determine all challenges and questions arising in connection with the right to vote; count and tabulate all votes, and determine the result; and do such other acts as may be proper to conduct the election or vote with fairness to all shareholders. On request of the presiding officer of the meeting, or of any shareholder or his proxy, the Judges shall make a report in writing of any challenge of question or matter determined by them, and execute a certificate of any fact found by them. If there be three Judges of Election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all. Any report or certificate made by the Judges of Election shall be prima facie evidence of the facts stated therein.

     2.17 Consent of All Shareholders in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the shareholders or of a class of shareholders may be taken without a meeting, if, prior or subsequent to the action, a consent or consents in writing, setting forth the action so taken, shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the Corporation.

     2.18 Consent of Less than All Shareholders In Lieu of Meeting. Any action required or permitted to be taken as a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the secretary of the Corporation. The action shall not become effective until after at least 10 days' written notice of the action has been given to each shareholder entitled to vote thereon who has not consented thereto.

                        ARTICLE III. Board of Directors.

      3.1 Powers and Authority. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. The Board of Directors shall exercise or authorize the exercise of all the powers of the Corporation granted to the Corporation by statute, the Articles of Incorporation and these Bylaws.

       3.2 Number, Tenure and Qualifications. The Board of Directors shall consist of one or more members as established from time to time by resolution of the Board of Directors. The initial Board shall consist of one member. Directors shall be natural persons of full age and need not be shareholders in the Corporation or residents within the Commonwealth of Pennsylvania. Each director elected in accordance with the terms hereof shall serve for a term of one year and until his successor has been selected and qualified or until his earlier death, resignation or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

     3.3 Meetings. Meetings of the Board of Directors shall be held at such times and places, either within or without the Commonwealth of Pennsylvania, as may be fixed by the Board of Directors or as may be designated in the notice of meeting.

     3.4 Notice. Notice of a meeting of Directors or of any Committee of the Board of Directors shall be given at least one day prior to such meeting. Notice to a director may be given orally or in writing. If in writing, notice to a director may be given either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier, to his address (or to his telex, TWX, telecopier or telephone number) appearing on the books of the corporation or supplied by him to the corporation for the purpose of notice. If notice to a Director is sent by mail, telegraph or courier service, it shall be deemed to have been given to such Director on the second day after the date when deposited in the United States mail or with a telegraph office or courier service for delivery to such Director or, in the case of telex, TWX or telecopier, when dispatched. Notice of a meeting need only state the place, day and hour of the said meeting.

      A Director may waive notice of any meeting in a writing signed either before or after the time stated. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

     The Board may adopt a schedule of meetings and thereafter no notice of specific meetings in accordance with such schedule shall be required.

     3.5 Quorum. A majority of the Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such quorum is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

     Directors shall be deemed present at a meeting of the Board of Directors if by means of conference telephone or similar communications equipment all persons participating in the meeting can hear each other.

     The act of the majority of the Directors present and voting at a meeting at which a quorum is present shall be the act of the Board of Directors.

     3.6 Unanimous Consent. Any action which may be taken at the meeting of the Directors, or by action of the members of any Committee appointed by the Board, may be taken without a meeting, if, prior or subsequent to the action, a consent or consents thereto in writing setting forth the action so taken shall be signed by all of the Directors or the members of the Committee, as the case may be, and filed with the Secretary of the Corporation.

     3.7 Compensation. The Board of Directors of the Corporation shall have the authority to fix the compensation of directors for their services as directors. A director may be a salaried officer of the Corporation.

     3.8 Committees of the Board. The Board of Directors of the Corporation may, by resolution adopted by a majority of the directors in office, establish one or more committees to consist of one or more directors of the Corporation. Any committee, to the extent provided in resolutions of the Board of Directors, shall have and may exercise all powers and authority of the Board of Directors except the committee shall not have any power or authority as to any of the following:

          a. the submission to shareholders of any action requiring approval of shareholders under law;

          b. the creation or filling of vacancies in the Board of Directors;

          c. the adoption, amendment or repeal of these Bylaws

          d. the amendment or repeal of any resolution of the Board which, by its terms, is amendable or repealable only by the entire Board;

          e. actions on matters committed by these Bylaws or resolutions of the Board to another committee of the Board.

     Each committee of the Board shall serve at the pleasure of the Board.

     Except as specifically provided herein, any action to be taken by the Board may be taken by an action by the committee of the Board to the extent authority to take such action has been delegated to the committee pursuant to the resolutions of the Board.

     3.9 Removal of Directors. The entire Board of Directors may be removed from office without assigning any cause by the vote of shareholders entitled to cast at least a majority of the votes shareholders would be entitled to cast at any annual election of Directors.

     Any individual Director may be removed from office without assigning any cause by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders would be entitled to cast at any annual election of Directors, but, if shareholders are entitled to vote cumulatively for the election of directors, such removal shall not occur if the votes of a sufficient number of shares are cast against the resolution for his removal which, if cumulatively voted at an annual meeting of shareholders, would be sufficient to elect one or more Directors.

     The Board of Directors may declare vacant the office of a Director if he has been judicially declared of unsound mind or if he has been convicted of a felony or other crime, or if, within sixty (60) days after notice of his selection as a director, he does not accept the office of director either in writing or by attending a meeting of the Board of Directors.

     3.10 Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of Directors, shall be filled by a majority vote of the remaining members of the Board though less than a quorum. A Director elected to fill a vacancy shall be a Director for the balance of the unexpired term or, if earlier, until a successor is elected by the shareholders, who may make such election at the next annual meeting of the shareholders or any special meeting duly called for that purpose and held prior thereto.

                              ARTICLE IV. Officers.

     4.1 Executive Officers. The officers of the Corporation shall be elected by a vote of the Board of Directors and shall consist of at least a President, Secretary, and Treasurer. The

Board of Directors may also elect one or more Vice Presidents and such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and shall perform such duties as from time to time shall be prescribed by the Board.

     4.2 Qualifications. Any number of offices may be held by the same person. The President and Secretary shall be natural persons of full age. The Treasurer, may be a corporation, but if a natural person, shall be of full age. It shall not be necessary for the officers to be Directors.

     4.3 Salaries. The salaries of the officers of the Corporation shall either be fixed by the Board of Directors or shall be fixed by such officer or officers as the Board of Directors may determine.

     4.4 Term of Office; Removal; Resignation. An officer of the Corporation shall hold office for one year and until his successor is selected and qualified or until his earlier death, resignation or removal. Notwithstanding the foregoing, any officer or agent may be removed at any time by the Board of Directors, without assigning any cause therefor.

     Any officer may resign at any time upon written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as may be specified in the notice of resignation.

     4.5 Duties of the President. The President shall be the Chief Executive Officer of the Corporation; he shall preside at all meetings of the shareholders; if there is no Chairman of the Board, or in his absence, the President shall preside at all meetings of the Board of Directors; he shall have responsibility for the general and active management of the business of the Corporation, subject to the authority of, and direction from, the Board of Directors, and shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the Directors to delegate any specific powers (except such powers, if any, which by statute are exclusively conferred on the President), to any other officer or officers of the Corporation. He shall execute bonds, mortgages and other contracts requiring a seal, if any, under the seal of the Corporation. He shall be ex-officio a member of all Committees, and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall have the power to appoint and discharge, subject to the approval of the Directors, employees and agents of the Corporation and fix their compensation, make and sign contracts and agreements in the name and behalf of the Corporation and while the Board of Directors or any Executive Committee are not in session, he shall have general management and control, of the business and affairs of the Corporation. The President shall do and perform all acts incident to the office of President of a corporation which are authorized or required by law.

     4.6 Duties of Secretary. The Secretary shall attend all meetings of the Board of Directors and shareholders and act as clerk thereof, and keep minutes of all actions and votes taken at such meetings in a book to be kept for that purpose; and shall perform like duties for all Committees of the Board of Directors when required. He shall perform such other duties as may be prescribed by these Bylaws or by the Board of Directors or President, under whose supervision he shall be. He shall keep in safe custody the corporate seal of the Corporation, and when authorized by the Board or President affix the same to any instrument requiring it.

     4.7 Duties of the Treasurer. The Treasurer shall have direction over the custody, receipt and disbursement of all funds, securities, evidences of indebtedness and other valuable documents of the Corporation. He shall have direction over the financial books and records of the Corporation and, whenever required by the President or the Directors, he shall render or cause to be rendered to the President and Board of Directors, at meetings of the Board, or whenever they may require it, such financial statements as may be requested. Furthermore, he shall perform all the other duties incident to the office of Treasurer of a corporation. He shall give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board shall prescribe.

     4.8 Vacancies. If the office of any officer or agent, one or more, becomes vacant for any reason, the Board of Directors may choose a successor or successors.

              ARTICLE V. Indemnifications of Directors and Officers

     5.1 Directors, Officers and Agents -- Official Capacity. The Corporation shall indemnify and hold harmless to the fullest extent permitted under the Pennsylvania Business Corporation Law of 1988, the Directors' Liability Act (the "DLA") and other applicable law, as such laws existed on the date this Article V was adopted by the Shareholders or, except as provided in paragraph 5.6 hereof, as such laws may thereafter be amended (collectively, the "Pennsylvania Law"), any person who was or is a party or was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation (collectively, for purposes of this Article V, "Proceeding"), by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, or if a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, and may indemnify and hold harmless to the fullest extent permitted under Pennsylvania Law any person who was or is a party or was or is threatened to be made a party to such a Proceeding by reason of the fact that he is or was or has agreed to become an employee or agent of the Corporation, or, if an employee or agent of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, liability and loss (including, without limitation, attorneys' fees and disbursements, punitive and other damages, judgments, fines, penalties, excise taxes assessed with respect to an employee benefit plan, amounts paid or to be paid in settlement and costs and expenses of any nature) incurred by him in connection with such Proceeding and any appeal therefrom; provided, that such indemnification shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court in a final, binding adjudication to have constituted willful misconduct or recklessness.


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

     5.2 Directors, Officers and Agents -- Nonofficial Capacity. The Corporation may indemnify and hold harmless to the fullest extent permitted under Pennsylvania Law any person who was or is a party or was or is threatened to be made a party to any Proceeding, by reason of any of his actions in a nonofficial capacity while serving as a director, officer, employee or agent of the Corporation, against expenses, liability and loss (including, without limitation, attorneys' fees and disbursements, punitive and other damages, judgments, fines, penalties, excise taxes assessed with respect to an employee benefit plan, amounts paid or to be paid in settlement and costs and expenses of any nature) incurred by him in connection with such Proceeding and any appeal therefrom; provided, that such indemnification shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court in a final, binding adjudication to have constituted willful misconduct or recklessness.

     5.3 Termination of Proceeding. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of guilty or nolo contendere, or its equivalent, shall not, of itself, create a presumption that the person's acts or failure to act constituted willful misconduct or recklessness.

     5.4 Expenses. Expenses incurred by a director or officer in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of the Proceeding, provided that, if Pennsylvania Law requires, the payment of such expenses shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as mandated in this Article V or otherwise. Expenses incurred by other employees and agents may be so paid to the extent provided by the Board of Directors, upon receipt of the foregoing undertaking by or on behalf of the employee or agent.

     5.5 Non-Exclusivity. The indemnification provided by this Article V shall be in addition to and not exclusive of any other rights to which those seeking indemnification may be entitled under Pennsylvania Law, or under any agreement executed by the Corporation, insurance policy, fund of any nature established by the Corporation, vote of shareholders or disinterested directors or otherwise.

     5.6 Contract. The indemnification provisions of this Article V shall constitute a contract between the Corporation and each of its directors, officers, employees and agents who is or may be entitled to indemnification hereunder and who serves in any such capacity at any time while such provisions are in effect. Any repeal or modification of the indemnification provisions of this Article V shall not limit any such person's rights to indemnification (including the advancement of expenses) then existing or arising out of events, acts or omissions occurring prior to such repeal or modification, including, without limitation, the right to indemnification with respect to Proceedings commenced after such repeal or modification based in whole or in part upon any such event, act or omission.

     5.7 Funding of Indemnification.

          (a) The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or may otherwise secure or insure in any manner its indemnification obligations, whether arising under or pursuant to this Article V or otherwise.


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

          (b) The Corporation may purchase and maintain insurance to insure its indemnification obligations on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status. as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V or under any provision of Pennsylvania Law.

     5.8 Duration; Applicability to Successors of Corporation.

          (a) The indemnification provided by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (b) The obligations of the Corporation set forth in this Article V shall be binding upon all successors and assigns of the Corporation, to the maximum extent permitted by Pennsylvania Law, including without limitation any surviving or new corporation surviving or resulting from a consolidation, merger or division involving the Corporation.

     5.9 Conditions. The Corporation may impose reasonable restrictions upon any persons seeking indemnification (including advanced expenses) under this Article including, but not limited to, a condition to the effect that, except to the extent differing interests compel another result, persons to be indemnified under this paragraph may be required to share the same counsel and other services.

     5.10 Limitation on Director's Personal Liability.

          (a) To the fullest extent permitted under the DLA, as it existed on the date this Article V was adopted, or, except as provided in subparagraph (e), as such law may thereafter be amended, a director of this Corporation shall not be personally liable for monetary damages as a result of any action or failure to act unless both: (1) the director has breached or failed to perform the duties of his office under Section 8363 (relating to standard of care and justifiable reliance) of the DLA; and (2) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

          (b) The provisions of this paragraph 5.10 shall not apply to: (1) the responsibility or liability of a director pursuant to any criminal statute; or
(2) the liability of a director for the payment of taxes pursuant to local, state or federal law.

          (c) The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of guilty or nolo contendere, or its equivalent, shall not, of itself, create a presumption that the director breached or failed to perform the duties of his office under Section 8363 of the DLA or that any breach or failure to perform such duties constituted self-dealing, willful misconduct or recklessness.


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

          (d) Notwithstanding the date of adoption of this paragraph 5.10, the provisions of the paragraph 5.10 shall apply to any actions filed or breaches of performance of duty or any failure of performance of duty by any director on or after the later of (i) January 27, 1987 and (ii) the date of the incorporation of the Corporation.

          (e) No amendment to or repeal of this Article V or the relevant provisions of the DLA shall reduce the limitation on directors' personal liability for or with respect to any events, acts or omissions of such director occurring prior to such amendment or repeal, including, without limitation, the limitation on personal liability with respect to any Proceedings commenced after such repeal or modification based in whole or in part upon any such event, act or omission.

     5.11 Scope. If any provision of this Article V or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer, and may indemnify each employee or agent of the Corporation, as to expenses, liability and loss (including, without limitation, attorneys' fees and disbursements, punitive and other damages, judgments, fines, penalties, excise taxes assessed with respect to an employee benefit plan, amounts paid or to be paid in settlement and costs and expenses of any nature) incurred by him in connection with any Proceeding, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article V that shall not have been invalidated and to the fullest extent permitted by applicable law.

                  ARTICLE VI. Corporate Records and Statement.

     6.1 Records. There shall be maintained by the Corporation an original or duplicate record of the proceedings of the incorporators, shareholders and of the Directors. An original or duplicate share register shall also be kept at the principal office or at the office of its transfer agent or registrar, giving the names of the shareholders, their respective addresses, and the number and classes of shares held by each. The Corporation shall also keep appropriate, complete and accurate books or records of account.

     6.2 Annual Statement. Unless otherwise agreed between the Corporation and a shareholder, the Corporation shall furnish to its shareholders annual financial statements, including at least a balance sheet as of the end of each fiscal year and a statement of income and expenses for such fiscal year. The financial statements shall be prepared on the basis of generally accepted accounting principles, if the Corporation prepares financial statements for the fiscal year on that basis for any purpose, and may be consolidated statements of the Corporation and one or more subsidiaries. Such financial statement shall be mailed by the Corporation to each of its shareholders entitled thereto within 120 days after the close of each fiscal year and, after the mailing and upon written request, shall be mailed by the Corporation to any shareholder or beneficial owner entitled thereto to whom a copy of the most recent annual financial statements has not been previously mailed. Such statements shall comply with all requirements of the Business Corporation Law of 1988.

            ARTICLE VII. Share Certificates, Transfer of Stock, Etc.


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

     7.1 Issuance. The Board of Directors shall have the power, by Resolution duly adopted, to issue from time to time, in whole or in part, the kinds or classes of shares authorized in the Articles of Incorporation, as amended from time to time. The shares of the Corporation shall be represented by certificates or shall be uncertificated shares, as determined by the Board of Directors from time to time.

     For each class or series of shares which the Board of Directors has not determined to be uncertificated shares, the share certificates shall state that the Corporation is incorporated under the Commonwealth of Pennsylvania, set forth the name of the person to whom issued and the number and class of shares and designation of shares, if any, that the certificate represents. Every such share certificate shall be executed, by facsimile or otherwise, by or on behalf of the Corporation in such manner as the Board of Directors shall, from time to time, determine.

     7.2 Transfers of Shares. Transfers of shares shall be made on the books of the Corporation upon surrender of the certificates therefor, endorsed by the person named in the certificate or by attorney, lawfully constituted in writing. No transfer need be made inconsistent with the provisions of the Uniform Commercial Code or other applicable Federal, State or local law. In the case of a transfer of uncertificated shares, the Corporation shall, within a reasonable time after such transfer, send to the new registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Section 7.1 hereof.

     No transfer or assignment shall affect the right of the Corporation to pay any dividend due upon the stock, or to treat the registered holder as the holder in fact, until such transfer assignment is registered on the books of the Corporation.

     7.3 Lost, Destroyed or Mutilated Certificates. In the event that a share certificate shall be lost, destroyed or mutilated, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

                           ARTICLE VIII. Fiscal Year.

       The fiscal year shall begin the first day of January of each year.

                             ARTICLE IX. Amendments.

     These ByLaws may be altered, amended or repealed by a majority of the votes cast at a duly organized meeting of shareholders, provided that written notice of such amendment has been duly provided. Except as restricted by the Business Corporation Law of 1988, these bylaws may also be altered, amended or repealed by a majority vote of the members of the Board of Directors, subject always to the power of the shareholders to change such action.

                   Manner in Which      Date of
Section Amended   Amendment Affected   Amendment
---------------   ------------------   ---------



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